                                                                    EXHIBIT 10.6

                                LEASE AGREEMENT

         THIS LEASE made by and between K & T REALTY, a partnership, (hereinafter called "Lessor"), and SYGNET COMMUNICATIONS, INC. (hereinafter called "Lessee").

         1. LEASED PREMISES: Lessor, in consideration of the covenants hereinafter contained does hereby demise and lease to Lessee the second floor of the building located at 6550 Seville Drive, Canfield, Ohio, containing approximately 6,200 sq. ft.

         The use and occupation by the Lessee of the leased premises shall include the use in common with Lessor of customer and employees' parking areas, service roads, and sidewalks. Lessor agrees that at all times during the term of this Lease there will be free and adequate access between the public street and the entrance of the leased premises for pedestrians and motor vehicles.

         2. TERM: To have and to hold for and during the full term of ten (10) years, commencing on the "commencement date", as defined below and ending ten
(10) years thereafter.

         The term "commencement date" shall mean the date determined as set forth in paragraph 6 hereof.

         Lessee shall have the option to extend this Lease for two successive terms of five (5) years each. Each option to extend this Lease shall be exercised by Lessee or its successors by sending written notice by United States Certified Mail addressed to Lessor at the address contained in this Lease, no less than six (6) months prior to the end of the initial or renewal term of the Lease.

         The annual rent for the first renewal term shall be the annual rent set forth in paragraph 3. plus fifteen per cent (15%), and the annual rent for the second renewal term shall be the annual rent for the first renewal term plus seven and one-half per cent (7 1/2%).

         The annual rent due with respect to any extended term of this Lease shall be payable in equal monthly installments as set forth in paragraph 3.

         3. RENT: Lessee will pay Lessor as rent for the leased premises during the initial term SIXTY THOUSAND FOUR HUNDRED FIFTY AND 00/100 DOLLARS ($60,450.00) "Annual Rent", payable in equal monthly installments of FIVE THOUSAND THIRTY-SEVEN AND 50/100 DOLLARS ($5,037.50) each, in advance on the first day of each month. The rent for the first and last month of the term hereof shall be on a pro rata basis if the term hereof shall commence on a day of the month other than the first day thereof. Rent will be payable at the place designated in this Lease for service of notice upon Lessor, or at such other place as Lessor may hereafter designate in writing.

                                LEASE AGREEMENT
                                     PAGE 2

         4. UTILITIES: Lessee shall pay, as and when the same become due and payable, all charges for electric, gas, heat, hot water, telephone, refuse removal, and any other utility supplied to or used or consumed by Lessee, except for all water and sewer rents and charges which shall be paid by Lessor.

         5. TAXES: Lessee shall pay its pro rata share of all real estate taxes assessed upon Lot No. 53 and the building and improvements thereon. "Pro rata" shall mean the square footage of the second floor leased premises as it bears to the total square footage of all buildings on said Lot No. 53. Lessee shall pay to Lessor its pro rata share of taxes within twenty (20) days after receipt of the bill therefor.

         6. COMPLETION OF CONSTRUCTION: Lessor is constructing a two story building on said Lot No. 53 in accordance with the plans and specifications approved by the parties and made a part hereof as fully and completely as if rewritten herein. Lessor shall rough finish only the second floor of said building which is to be leased to Lessee, and Lessee shall complete the interior thereof as to ceilings, floor coverings, and wall coverings; and shall install all of the mechanicals including plumbing, heating, cooling, and electrical, which shall thereupon become the property of Lessor. Lessee will secure Lessor's prior approval of its plans, which shall not be unreasonably delayed or withheld. Lessor and Lessee agree that the commencement date shall be the date that Lessee completes the premises suitable for its occupancy or sixty (60) days after the first floor of the building in which the leased premises are located is occupied by Entre' Computer Center, whichever occurs first.

         7. COMPLIANCE WITH LAWS AND ORDINANCES: Lessee shall comply with all federal, state, county, township, and city laws and ordinances, and all rules and regulations of any duly constituted authority, affecting or respecting the leased premises, or the use of the same, including the business at any time transacted thereon by Lessee. Lessee shall be solely responsible for compliance with any and all laws, regulations, and ordinances, both present and future, including, but not limited to, those dealing with health, sanitation and signs, with respect to the premises. Notwithstanding the foregoing, Lessor shall be responsible for compliance with all laws, regulations, etc. with respect to those duties imposed upon it, by virtue of this Lease or otherwise.

         8. MAINTENANCE: Lessee, at its expense, shall keep and maintain in good order and repair the interior of the leased premises including all heating, cooling, plumbing, and electrical equipment and will make any required replacements thereto. Lessor will maintain and repair the exterior of the building including the parking and other common areas. Lessor shall keep and maintain said parking lot and common areas free of dirt, rubbish, snow, and ice.

         9. INDEMNITY: Lessee shall defend, indemnify, save and hold Lessor harmless from any claim, action, cause of action, loss, damage, liability, cost and expense, arising out of any

                                LEASE AGREEMENT
                                     PAGE 3

failure of Lessee, in any respect, to comply with and perform any of the requirements and provisions of this Lease, or arising out of any use, non-use, possession, occupation, operation, maintenance, or management of the leased premises by Lessee, or arising out of any work or thing required by Lessee to be done in, on, or about the premises, or arising out of any negligence, or intentional or willful misconduct of Lessee, its agents, employees, independent contractors or invitees, in, or about the leased premises, and this obligation shall survive the expiration of this Lease or any earlier termination.

         10. LIABILITY INSURANCE: Lessee, at all times during the term of this Lease, or any renewal or extension hereof, and at its sole expense, shall procure, maintain and keep in force general public liability insurance for claims for personal injury, death, or property damage, occurring in, on or about the premises, with limits of not less than One Million Dollars ($1,000,000.00) in respect to death or injury of a single person or in respect to any one accident, and not less than Five Hundred Thousand Dollars ($500,000.00) in respect to property damage, insuring Lessee's liability, if any, as provided in paragraph 9.

         11. FIRE AND CASUALTY INSURANCE: Lessor agrees to keep in force, at its expense, during the original or any renewal term of this Lease, a policy of fire, extended coverage, vandalism and malicious mischief, and burglary insurance to cover damage to the premises, written by a responsible insurance company authorized to do business within this state, in an amount equal to the replacement cost of the premises. Such policy of insurance shall provide protection against the losses so insured against for the benefit of the Lessor, Lessee, and any mortgagee as their interest may appear under the terms of this Lease and any mortgage agreement.

         12. TIRE OR OTHER CASUALTY: If the premises shall be rendered untenantable by fire or other casualty, and such damage or destruction cannot reasonably be repaired or replaced within one hundred fifty (150) working days from such fire or other casualty so that the premises are susceptible to the same use as that which was in effect immediately prior to such fire or other casualty at a cost not to exceed the insurance proceeds received by Lessor for such fire or other casualty, then this Lease shall terminate upon the surrender thereof to Lessor. If such restoration or repairs can be made within such one hundred fifty (150) working days then this Lease shall continue in full force and effect and Lessor will make the necessary alterations and repairs to the premises with all reasonable speed; provided, however, in no event shall Lessor be required to expend a sum in excess of the amount of insurance proceeds received by reason of such fire or other casualty. Lessee shall be entitled to a proportionate abatement of rent hereunder during any period of total or partial untenantability.

         13. LESSEE'S FIXTURES AND OTHER PERSONAL PROPERTY: Any and all furnishings and other personal property of Lessee in or on the leased premises shall be at the sole risk of Lessee; and Lessee shall be responsible for the prompt replacement of any and all

                                LEASE AGREEMENT
                                     PAGE 4

such furnishings and personal property which may be damaged or destroyed by any cause whatsoever.

         14. WAIVER OF SUBROGATION: Any insurance policy carried by either party insuring all or any part of the premises, including improvements and alterations thereto and Lessee's furnishings and equipment therein, shall be written in a manner to provide that the insurance company waives all right of recovery by way of subrogation against Lessor or Lessee, as the case may be, in connection with any loss or damage to the premises, property or business caused by any of the perils covered by fire and extended coverage, building and contents, and business interruption insurance, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; provided, however, that the foregoing waivers shall apply only to the extent of any recovery made by the parties under any policy of insurance now or hereafter issued. So long as the policies involved can be so written and maintained in effect, neither party shall be liable to the other for any such loss or damage as aforesaid.

         15. ALTERATIONS OR REMODELING: Lessee, at its expense, may remodel and make any alterations and improvements not requiring structural changes it deems necessary or desirable provided it complies with all applicable laws and regulations with respect thereto. Lessee will indemnify and save and hold Lessor harmless from any and all mechanic's liens that may be filed against the leased premises by reason thereof. Lessee shall have the right to contest the validity of any such lien or claim filed or asserted against the leased premises, if Lessee shall first give Lessor assurance that, by posting a bond, upon final determination of the validity of such lien or claim, Lessee will forthwith pay any final judgment rendered against it and will have such lien released without cost to Lessor.

         16. SIGNS: Lessee shall have the right to install its signs on the common area with the written consent of Lessor, which shall not be unreasonably withheld, providing such signs conform to governmental requirements and regulations and to Lessor's signs.

         17. SUBORDINATION: Lessee shall, upon notice from Lessor, subordinate this Lease to the lien of any first mortgage upon the premises, provided that the holder of any such mortgage shall enter into a recordable agreement with Lessee specifying that in the event of foreclosure or other action taken under the mortgage by said holder, this Lease and the rights of Lessee hereunder shall not be disturbed, but shall continue in full force and effect so long as Lessee shall not be in default hereunder; and, that said holder shall permit insurance or condemnation proceeds to be used for any restoration, replacement or repair of the premises as required by the provisions of this Lease. Lessee shall have the right to require Lessor to obtain such an agreement from the holder of the present mortgages upon the premises.

         18. ESTOPPEL CERTIFICATES: Each party agrees, upon the request of the other,

                                LEASE AGREEMENT
                                     PAGE 5

to execute and deliver to the requesting party a written statement certifying that this Lease is unmodified and in full force and effect, or, if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications; the dates to which all rents and charges hereunder have been paid in advance, if any; and, that there are then existing no setoffs or defenses against the enforcement of the agreements of this Lease on the part of the requesting party to be performed, or, if any, specifying same.

         19. CONDEMNATION: If in any condemnation proceedings or proposal it is agreed or ordered that the premises or any part thereof, or rights of way adjoining or approaches to the premises, or any part thereof, be condemned, closed, or taken for public use and such condemnation causes material interference with the conduct of Lessee's business, then and in that event upon the closing or the taking of same for such public use, this Lease shall, at the option of the Lessee, upon Lessee's giving written notice thereof to Lessor within ninety (90) days after said closing or taking, terminate as of the date stated in said notice, anything herein contained to the contrary notwithstanding. Whether or not this Lease is terminated, however, the Lessee shall share in the condemnation award to the extent that the award includes compensation for Lessee's leasehold interest and for Lessee's moving and relocation expenses, if any. The Lessee shall have the burden of proving "material interference with the conduct of Lessee's business". Nothing herein contained shall preclude Lessee from intervening from Lessee's own interest in any proceeding for such condemnation, closing or taking, or for negotiations associated therewith, to claim or receive compensation to which Lessee may be lawfully entitled in such proceedings. If such proceedings result in the taking of any part of the premises, including, without limitation, any part of the parking areas or any access to public streets, but not a sufficient part thereof to cause material interference with the conduct of Lessee's business, then an equitable apportionment of the rent shall be made, and such new rent based on this apportionment shall be paid for the balance of the term of this Lease and any renewal term, subject to the increase provided for in paragraph
2. Lessor shall, at its own expense, make all necessary repairs, alterations and reconstruction to the remaining portion of the premises so the premises are in substantially the same condition as before such taking, and are in good and sufficient condition for Lessee's use; provided that the cost shall not exceed the net proceeds of any award received and retained by Lessor.

         20. DEFAULT BY LESSEE: In the event Lessee should fail to pay any of the monthly installments of rent hereunder or if Lessee shall fail to keep or shall violate any other condition, stipulation or agreement herein contained on the part of Lessee to be kept and performed, and if such failure or violation shall have continued for a period of fifteen (15) days after notice from Lessor as to nonpayment of rent or thirty (30) days after notice from Lessor as to any other violation, then, in any such event, Lessor, at its option, may (a) terminate this Lease; or (b) re-enter the premises by summary proceedings or otherwise expel Lessee and remove all of Lessee's property therefrom and relet the premises at the best rent obtainable making reasonable efforts therefor and receive the rent therefrom; but Lessee shall remain liable for any deficiency

                                LEASE AGREEMENT
                                     PAGE 6

between Lessee's rent hereunder and the rent obtained by Lessor on reletting; or (c) if the default is nonmonetary in nature, cure such default for the account of Lessee, and any amount paid or any contractual liability incurred by Lessor in so doing shall be deemed paid or incurred for the account of Lessee, and Lessee agrees to promptly therefor reimburse Lessor and save Lessor harmless therefrom. A default, except as to payment of rent, shall be deemed cured if Lessee in good faith commences performance necessary to cure the same within thirty (30) days after receipt of such notice and continuously and with reasonable diligence proceeds to complete the performance required to cure such default. Lessor's rights and remedies hereunder shall be in addition to all other rights and remedies now or hereafter available to Lessor.

         21. NO WAIVER: Any demand for rent, made after the same shall fall due, shall have the same effect in law as if made on the date and the time same was due, any law to the contrary notwithstanding; and the failure of Lessor to give any notice or to enforce any right or remedy upon any default of Lessee in the performance of any of Lessee's obligations hereunder shall not be deemed a waiver of such rights or remedies by reason of such default, nor shall it prejudice nor affect any rights or remedies of Lessor with reference to any subsequent default or breach by Lessee. Further, if at any time Lessor should expressly waive any right or remedy upon any default of Lessee in the performance of Lessee's obligations hereunder, such waiver shall not be deemed a waiver of subsequent default or breach by Lessee.

         22. ASSIGNMENT AND SUBLETTING: Lessee may not assign or sublet this Lease without the written consent of Lessor, which consent may not be unreasonably withheld or delayed. Notwithstanding the foregoing, Lessee may assign and/or sublet this Lease to a third party which is affiliated with Lessee by reason of an element of common ownership or control, or (if such third party is an individual) if such person has an equity interest in Lessee or Lessee's affiliates.

         23. ACCESS BY LESSOR: Lessor, and any agents, employees, officers and independent contractors of Lessor, shall have access to the leased premises at all reasonable times, for the purposes of inspecting and examining the same or for exhibiting the same to prospective tenants or purchasers, and, if Lessee shall be in default hereunder, or if an emergency shall exist, making such repairs as it deems necessary for the protection or preservation of the premises.

         24. CONVEYANCE BY LESSOR: If Lessor shall convey title to the leased premises pursuant to a sale or exchange of property, the Lessor shall not be liable to Lessee or any immediate or remote assignee or successor of Lessee as to any act or omission from and after such conveyance.

         25. HOLDING OVER: If Lessee shall hold over or otherwise remain in possession of the premises after the expiration of the term or any renewal thereof, then Lessee shall be

                                LEASE AGREEMENT
                                     PAGE 7

deemed a tenant of the premises from month to month, notwithstanding any law to the contrary, subject to all of the terms and provisions hereof, except only as to the term which shall have terminated.

         26. LEGAL INTERPRETATION: This lease shall be construed in accordance with the applicable laws of the State of Ohio. In interpreting this Lease, there shall be no inference, by operation of law or otherwise, that any provision of this Lease shall be construed against either party. In the event any provision of this Lease conflicts with any applicable law, such conflict shall not affect other provisions of this Lease which can be given effect without such conflicting provision. If any provision of this Lease shall be subject to two constructions, one of which would render such provision invalid, then such provision shall be given that construction which would render it valid. The paragraph numbers and captions are inserted only as a matter of convenience and in no way define or limit the scope or intent of such paragraphs or this Lease.

         27. FORCE MAJEURE: If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of strikes, utility failures, restrictive laws, labor disputes, riots, acts of God or other similar reasons not the fault of the nonperforming party, then the performance time for such act shall be extended for a period equivalent to the period of such delay.

         28. NOTICE: Any and all notices, demands or communications required to be given hereunder shall be in writing and sent by certified mail:

         (a) If intended for Lessor: K & T REALTY, 6570 Seville Drive, Canfield, OH 44406, with a copy to ATTORNEY EARL R. MILLER, P. O. Box 419, Salem, OH 44460; and

         (b) If intended for Lessee: SYGNET COMMUNICATIONS, INC., 6550 Seville Drive, Cornfield, OH 44406, with a copy to HARRINGTON HUXLEY SMITH MITCHELL & REED, 1200 Mahoning Bank Building, Youngstown, OH 44503, or to such other place as either Lessor or Lessee may hereafter designate in writing and give notice thereof to the other as herein prescribed. Any such notice shall be deemed to have been given as of the time same is deposited in the United States mail.

         29. QUIET ENJOYMENT: Lessor warrants that it has lawful title to execute this Lease and that there are no covenants, restrictions, easements, reservations, zoning ordinances or any other encumbrances affecting the premises that may be adverse to the operation of Lessee's business therein or in any way restricting Lessee's intended use of the leased premises, or limiting vehicle and pedestrian access and egress between the premises and the public ways adjacent thereto; and Lessor agrees that if Lessee shall perform all of Lessee's agreements herein specified, Lessee shall have the peaceable and quiet enjoyment and possession of the leased

                                LEASE AGREEMENT
                                     PAGE 8

premises and other rights herein granted to lessee without any manner or hindrance from Lessor or any parties claiming by or through Lessor.

         30. ENTIRE AGREEMENT: This Lease and any incorporated attachments contains all the agreements between the parties and cannot be modified in any manner except by written amendment executed by the parties.

         31. LEASE MEMORANDUM: The parties agree to execute a memorandum of this Lease in recordable form including the term commencement and expiration dates, renewal options and any other provisions required, but not including any of the rental provisions or other charges to be paid by Lessee under this Lease. This Lease shall not be recorded, but said memorandum shall be recorded by Lessor.

         32. SUCCESSORS AND ASSIGNS: All warranties, covenants and agreements herein shall inure to the benefit of and be binding upon the successors and assigns of Lessor and Lessee.

         IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease effective as of Sept. 16, 1994, each acknowledging receipt of an executed copy hereof.

In the presence of:                        LESSOR:
                                           K & T REALTY, a partnership

/s/ ELIZABETH FINNEY                       By:  /s/ KELBY D. KNOEDLER
- -------------------------                     ----------------------------------
                                           KELBY D. KNOEDLER, Partner

/s/ KENNETH D. KENST                       By:  /s/ ANTHONY T. DECROW, JR.
- -------------------------                     ----------------------------------
                                           ANTHONY T. DeCROW, JR., Partner

                                           LESSEE:
                                           SYGNET COMMUNICATIONS, INC.

/s/ ELIZABETH FINNEY                       BY: /s/ ALBERT H. PHARIS, JR.
- -------------------------                     ----------------------------------
                                           ALBERT H. PHARIS, JR., President

/s/ KENNETH D. KENST
- -------------------------

STATE OF OHIO, COUNTY OF MAHONING, SS:

         Before me, a notary public in and for said county and state, personally appeared the above named K & T REALTY, a partnership, by KELBY D. KNOEDLER, Partner, and

                                LEASE AGREEMENT
                                     PAGE 9

ANTHONY T. DeCROW, JR., Partner, as Lessor in the foregoing Lease, who acknowledged that they did sign the foregoing instrument and that the same is their free act and deed individually and on behalf of said partnership.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Canfield, Ohio, this 16 day of Sept., 1994.


KENNETH D. KENST, Notary Public             /s/ KENNETH D. KENST
          STATE OF OHIO                     ---------------------------------
 My Commission Expires  3/7/97                    Notary Public


STATE OF OHIO, COUNTY OF MAHONING, SS:

         Before me, a notary public in and for said county and state, personally appeared the above named SYGNET COMMUNICATIONS, INC., an Ohio corporation, by ALBERT H. PHARIS, JR., President, as Lessee in the foregoing Lease, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed individually and on behalf of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Canfield, Ohio, this 16 day of Sept., 1994.


KENNETH D. KENST, Notary Public             /s/ KENNETH D. KENST
          STATE OF OHIO                     -----------------------------------
 My Commission Expires  3/7/97                     Notary Public



THIS INSTRUMENT PREPARED BY:
ATTORNEY EARL R. MILLER
P. O. BOX 419
SALEM, OH 44460

LEASES/K & T.SYG  (BB)

                          CARDINAL JOINT FIRE DISTRICT
                    __4 LISBON STREET - CANFIELD, OHIO 44406
                         BUSINESS PHONE (216) 333-4316

 ROBERT J. TIECHE
       Chief

W. MICHAEL FERRANDO
  Deputy Chief

                            APPLICATION FOR OCCUPANT

Date June 7, 1995
    -------------
Name of Business or Occupant           Sygnet Communications,
                             --------------------------------------------------
Address of Business or Occupant        6550 Seville Drive
                               ------------------------------------------------
Home Telephone of Occupant  n/a Business Telephone No.
                          ------

Owner of Property or Building          K & T Realty
                             --------------------------------------------------

Address of Owner                       6570 Seville Dr., Canfield, Oh.  44406
                ---------------------------------------------------------------

Telephone of Owner                     533-8163
                  -------------------------------------------------------------

Type of Business or Use                Corporate office
                       --------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Any Special Information
                       --------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Date Occupancy to Start   6-1-95       Term of Lease   10 years
                        ------------                 --------------------------

/s/ ALBERT H. PHARIS, JR., President                 6-8-95
- ------------------------------------               ----------
     Signature of Occupant                           Date

 Permit Fee for Groups A-B-E-F-H-I-M-R-S and U $10.00.   Multi-Family  $ 2.00
                                   per Unit
                  payable to the Cardinal Joint Fire District

================================================================================
                               FOR OFFICE USE

DATE OF INSPECTION                 BY
                  ----------------    ------------------------------------------

WAS A NOTICE OF HAZARD ISSUED            IF SO DATE OF RE-INSPECTION
                             ------------                            -----------

RE-INSPECTION BY                                                   DATE
                --------------------------------------------------     ---------

DATE PERMIT ISSUED                 BY
                  ----------------  -------------------------------------------

PERMIT NUMBER
             ---------------------

                                                   Revised December 30, 19__

                              MEMORANDUM OF LEASE

         On the 16th day of September, 1994, a Lease Agreement was entered into between K & T REALTY, a partnership, as "LESSOR", SYGNET COMMUNICATIONS, INC., as "LESSEE". This Memorandum of that Lease is presented for recording:

         1. NAME OF LESSEE IN THE LEASE: SYGNET COMMUNICATIONS, INC.

         2. NAME OF LESSOR THEREIN: K & T REALTY.

         3. ADDRESS SET FORTH IN LEASE AS ADDRESSES OF LESSEE AND LESSOR:

            Lessee:                                     Lessor:
            -------                                     -------
            6550 Seville Drive                          6570 Seville Drive
            Canfield, OH 44406                          Canfield, OH 44406

         4. The instruments under which the Lessor claims an interest in the lease premises are recorded in Volume 1171, Page 316, and Volume 2189, Page 244, of the official records in the office of the County Recorder of Mahoning County, Ohio.

         5. DATE OF LEASE: September 16, 1994

         6. DESCRIPTION OF LEASED PREMISES AS SET FORTH IN LEASE: 6,200 square feet on second floor of the building located at 6550 Seville Drive, Canfield, Mahoning County, Ohio.

         7. The date on which the term of the Lease commences is June 1, 1995, or earlier, if occupancy by Lessee occurs.

         8. The Lease shall continue for ten (10) years or until the end of the day of May 31, 2005, whichever is later. Lessee shall have the option to extend the lease for two (2) successive periods of five
            (5) years each.

         9. DATE OF EXPIRATION OF FINAL PERIOD FOR WHICH THE LEASE MAY BE
            EXTENDED: May 31, 2015.

        10. The Lease provides Lessee with a first right of refusal with respect to any potential sale of the property.

Signed and acknowledged           K & T REALTY, a Partnership
 in the presence of:

/s ELIZABETH FINNEY               By:      /s/ KELBY D. KNOEDLER
- -----------------------            ---------------------------------------
                                           Kelby D. Knoedler, Partner

/s/ KENNETH D. KENST              By:      /s/ ANTHONY T. DECROW, JR.
- -----------------------            ---------------------------------------
                                           Anthony T. DeCrow, Jr., Partner

                              MEMORANDUM OF LEASE
                                     PAGE 2


                                  SYGNET COMMUNICATIONS, INC.

/s/ ELIZABETH FINNEY              By:     /s/ ALBERT H. PHARIS, JR.
- -----------------------             ---------------------------------------
                                          Albert H. Pharis, Jr., President

/s/ KENNETH D. KENST
- -----------------------


                          LESSOR'S ACKNOWLEDGEMENT

STATE OF OHIO             )
COUNTY OF MAHONING        )SS:

         The foregoing Memorandum of Lease was acknowledged before me, a Notary Public in and for said County and State, this 15 day of FEB, 1995, by Kelby D. Knoedler and Anthony T. DeCrow, Jr., who are Partners of K & T REALTY.


SEAL                                   /s/ KENNETH D. KENST
                                         --------------------------
                                             Notary Public

                                       KENNETH D. KENST
                                       STATE OF OHIO
                                       My Commission Expires   3/7/97

                          LESSEE'S ACKNOWLEDGEMENT

STATE OF OHIO             )
COUNTY OF MAHONING        )SS:

         The foregoing Memorandum of Lease was acknowledged before me, a Notary Public in and for said County and State, this 15 day of FEB, 1995, by ALBERT H. PHARIS, JR., who is President of SYGNET COMMUNICATIONS, INC.


SEAL                                   /s/ KENNETH D. KENST
                                         --------------------------
                                              Notary Public

                                       KENNETH D. KENST
                                       STATE OF OHIO
                                       My Commission Expires   3/7/97


THIS INSTRUMENT PREPARED BY:
ATTORNEY EARL R. MILLER
P. O. BOX 419
SALEM, OH 44460

                                    ADDENDUM

         THIS ADDENDUM is made by and between K & T REALTY, a partnership, (hereinafter referred to as "LESSOR"), and SYGNET COMMUNICATIONS, INC. (hereinafter referred to as "LESSEE"), on this 31 day of January, 1995.

         WHEREAS, on September 16, 1994, the parties entered into a Lease Agreement for approximately 6,200 square feet of the office space in a building located at 6550 Seville Drive, Canfield, Ohio, (hereinafter referred to as the "LEASE AGREEMENT"); and,

         WHEREAS, the parties desire to modify such Lease Agreement, in certain respects;

         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         (1) The term "commencement date", as set forth in the Lease Agreement, shall mean, for all purposes therein, the earlier of (a) occupancy of the premises by Lessee; or (b) June 1, 1995.

         (2) The initial term shall continue for ten (10) years or until the end of the day of May 31, 2005, whichever is later.

         (3) Rent for the first month of the lease shall be $7,301.50. Thereafter, rent shall be paid in accordance with paragraph 3 of the Lease Agreement.

         (4) In the event that the Lessor intends to sell Lot No. 53 in High Point Plat No. 1, together with the buildings and improvements thereon located at 6550 and 6570 Seville Drive, Canfield, Ohio, Lessor shall provide Lessee with at least thirty (30) days advance written notice of such pending sale. The written notice shall include a signed copy of the operative outstanding offer to purchase the real estate along with the name and address of the proposed purchaser. Upon receiving notice as specified above, Lessee shall have thirty
                 (30) days in which to exercise its right of first refusal, under which Lessee shall have the right to purchase the real estate for the same price and upon the same terms as contained in the pending offer. Should such offer include the exchange of any real or personal property, Lessee herein may substitute cash equal to the appraised value of such real or personal property. Should Lessee not give notice of its intention to exercise the right of first refusal within the aforementioned thirty (30) day period, the Lease Agreement and all of its terms and conditions shall nevertheless remain in full force and effect and Lessor and any purchaser or purchasers of the premises, shall be bound

                                    ADDENDUM
                                     PAGE 2


                 thereby. In the event that the premises set forth in the offer are not sold for any reason, Lessee shall have, upon the same conditions and notice, the continuing right of further refusal to purchase the premises or any part thereof, upon the terms of any subsequent offer or offers to purchase.

                 The term "sale" as used herein shall not be deemed to include a sale or transfer of said premises or any part thereof between the partners of K & T REALTY, to a partnership in which the partners or a partner of K & T REALTY are the general partners or partner, to a corporation in which the partners or a partner of K & T REALTY are the controlling stockholders or stockholder, or to a spouse or a child of either of the partners of K & T REALTY.

         (5) Lessor shall upon request of Lessee execute a memorandum of lease, setting forth the pertinent terms hereof.

         (6) All other terms and conditions set forth in the Lease Agreement shall remain in full force and effect.

In the presence of:                    LESSOR:
                                       K & T REALTY, a Partnership,

/s/ ELIZABETH FINNEY                   By:      /s/ KELBY D. KNOEDLER
- ----------------------                    -------------------------------------
                                                Kelby D. Knoedler, Partner


/s/ KENNETH D. KENST                   By:      /s/ ANTHONY T. DECROW, JR.
- ----------------------                    -------------------------------------
                                                Anthony T. DeCrow, Jr., Partner

                                       LESSEE:
                                       SYGNET COMMUNICATIONS, INC.

/s/ ELIZABETH FINNEY                   BY:      /s/ ALBERT H. PHARIS, JR.
- ----------------------                    -------------------------------------
                                                Albert H. Pharis, Jr., President

/s/ KENNETH D. KENST
- ----------------------


STATE OF OHIO, COUNTY OF MAHONING, SS:

         Before me, a notary public in and for said county and state, personally appeared the above named K & T REALTY, a partnership, by KELBY D. KNOEDLER, Partner, and

                                    ADDENDUM
                                     PAGE 3


ANTHONY T. DeCROW, JR., Partner, as Lessor in the foregoing Addendum, who acknowledged that they did sign the foregoing instrument and that the same is their free act and deed individually and on behalf of said partnership.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Canfield, Ohio, this 15 day of FEB, 1995.

                                       /s/ KENNETH D. KENST
                                         -----------------------------
                                              Notary Public

                                       KENNETH D. KENST
                                       STATE OF OHIO
                                       My Commission Expires  3/7/97

STATE OF OHIO, COUNTY OF MAHONING, SS:

         Before me, a notary public in and for said county and state, personally appeared the above named SYGNET COMMUNICATIONS, INC., an Ohio corporation, by ALBERT H. PHARIS, JR., President, as Lessee in the foregoing Addendum, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed individually and on behalf of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Canfield, Ohio, this 15 day of FEB, 1995.

                                       /s/ KENNETH D. KENST
                                         -----------------------------
                                             Notary Public

                                       KENNETH D. KENST
                                       STATE OF OHIO
                                       My Commission Expires  3/7/97